FIFTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

         This FIFTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of December 18, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, and that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

         WHEREAS, Borrowers and the undersigned Lenders desire to make certain amendments to the Credit Agreement, subject to the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1      Provisions Relating to Defined Terms.

         Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

         "Fifth Amendment" means the Fifth Amendment to this Agreement dated as of December 18, 2002.

         "Fifth Amendment Effective Date" has the meaning assigned to that term in Section 4.6 of the Fifth Amendment.

         "Ottawa Tax Offering Partnership" means OSHC 2002 Limited Partnership, a limited partnership formed under the laws of the Province of Ontario.

         "Ottawa Tax Operating Partnership" means Ottawa Senators Hockey Club 2001 Limited Partnership, a limited partnership formed under the laws of the Province of Ontario and a wholly-owned Subsidiary of Ottawa Tax Offering Partnership.

         "Ottawa Tax Option Exercise" means, collectively, (i) the exercise by SSE II of the option, granted in connection with the Ottawa Tax Transaction, to acquire Class B units of the Ottawa Tax Offering Partnership, and (ii) upon exercise of the foregoing option, the guaranty by the Ottawa Tax Operating Partnership of a portion of the principal amount of the Senators Loans, which guaranty shall be secured by a perfected Lien on the Senators Hockey Team.

         "Ottawa Tax Transaction" means, collectively, (i) the purchase by the Ottawa Tax Offering Partnership of the units of the Ottawa Tax Operating Partnership, and the application of a portion of the proceeds of the issuance of such units to purchase the Senators Hockey Team from the Senators Hockey Club,
(ii) the guarantee by each of SSE, SSE II, Ottawa Tax Operating Partnership and Ottawa Tax Offering Partnership of the Senators Loans and other secured debt obligations of the Senators Hockey Club, in the same order of priority that exists at the commencement of the Ottawa Tax Transaction, (iii) the release of the Senators Hockey Team as collateral for the Senators Loans and the granting of a security interest in all of SSE's assets and a portion of the assets of each of Ottawa Tax Operating Partnership, Ottawa Tax Offering Partnership and SSE II as substitute collateral therefor, (iv) the Ottawa Tax Option Exercise,
(v) the Ottawa Tax Transaction Lease Amendment, (vi) the agreement by Company not to compel the sale of the Senators Hockey Team, as provided by Canadian tax law (after the Ottawa Tax Option Exercise), before January 1, 2004, and (vii) the relinquishment by Company (in its capacity as a creditor of the Senators Hockey Club) of any right or claim to (a) any proceeds of financings utilized to consummate the Ottawa Tax Transaction and (b) any intercompany payables owed by Palladium to the Senators Hockey Club related to the tax structuring of the Ottawa Tax Transaction, in the case of each of clauses (i) through (vii) pursuant to documentation in form and substance satisfactory to Agents.

         "Ottawa Tax Transaction Lease Amendment" means the amendments of the Senators Lease in connection with the Ottawa Tax Transaction providing, among other things, that (i) 50% of the EBITDA of the Corel Centre in excess of CDN $14,000,000, and 40% of the EBITDA of the Corel Centre in excess of CDN $20,000,000, shall be shared with the Ottawa Senators hockey club, (ii) Palladium Corporation shall waive its rights (which waiver (except to the extent of 20% of net proceeds from a liquidation of the Ottawa Senators hockey club that would otherwise be distributable on equity) would terminate upon the Ottawa Tax Option Exercise) under the Senators Lease to seek liquidated damages in the event the Ottawa Senators hockey team relocates, and (iii) the right to seek such liquidated damages under the Senators Lease shall be unsecured following the Ottawa Tax Option Exercise, which amendments shall be in form and substance satisfactory to Agents.

         "Senators Hockey Team" means the Ottawa Senators hockey team and related assets, including the National Hockey League franchise therefor.

         "Senators Loans" means loans and other obligations of the Senators Hockey Club to Company and its Subsidiaries in the original principal amount of approximately CDN $61,200,000, to the extent such loans and obligations are outstanding as of the Fifth Amendment Effective Date.

         "SSE" means Senators Sports & Entertainment Ltd. (formerly Bryden Finance Corporation), a corporation incorporated under the laws of the Province of Ontario.

         "SSE II" means Senators Sports & Entertainment II Inc., a corporation incorporated under the laws of the Yukon Territory and a wholly-owned Subsidiary of SSE.

         1.2      Provisions Relating to Negative Covenants.

         A. Subsection 7.3 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (viii) thereof, (ii) deleting the "." at the end of clause (ix) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (x):

                  "(x) Company may make and own Investments consisting of Indebtedness of SSE, SSE II, Ottawa Tax Operating Partnership and Ottawa Tax Offering Partnership to Company arising out of the guarantees by each of such entities of the Senators Loans as part of the consummation of the Ottawa Tax Transaction."

         B. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (xi) thereof, (ii) deleting the "." at the end of clause (xii) thereof and substituting therefor ";", and (iii) adding at the end thereof the following new clause (xiii):

                  "(xiii) Company, as a Junior Lender (as such term is defined in the Senators Senior Subordination Agreement) may, without further consent of any Agent or any Lender (other than any consent otherwise required of any Lender in its capacity as an applicable Opt-Out Lenders under the applicable Opt-Out Facility Documents (as such terms are defined in the Prepetition Credit Agreement)), consent to the transactions contemplated under clauses (ii), (iii), (v), (vi) and
         (vii) of the definition of "Ottawa Tax Transaction", in each case as part of the consummation of the Ottawa Tax Transaction, so long as (a) the Senators Lease shall not be terminated or otherwise amended or modified in any respect (including any amendment or modification that alters the legal, equitable or contractual rights of Ogden Palladium Services (Canada) Inc. thereunder), except pursuant to the Ottawa Tax Transaction Lease Amendment, (b) each of the transactions comprising the Ottawa Tax Transaction, including the Ottawa Tax Option Exercise, are consummated within 2 Business Days of the commencement thereof, (c) documentation for the Ottawa Tax Transaction shall provide that a portion of the proceeds of the Ottawa Tax Transaction satisfactory to Agents shall be funded in reserve for the payment to Palladium Corporation of obligations arising after the Fifth Amendment Effective Date with respect to the Senators Lease (or otherwise owing to Palladium Corporation), (d) documentation for the Ottawa Tax Transaction shall provide that not less than CDN $2,700,000 of the proceeds of the Ottawa Tax Transaction shall be applied on or about June 15, 2003 to payment of amounts owed prior to the Fifth Amendment Effective Date under the Senators Lease, and (e) not less than CDN $42,000,000 (minus (x) amounts described in preceding clauses (c) and (d) and (y) amounts (which amounts shall be satisfactory to Agents) applied to repayment of outstanding senior debt of the Senators Hockey
         Club) shall be applied to pay operating costs of the Ottawa Senators hockey team from December 2002 through December 2003."

         C. Subsection 7.7 of the Credit Agreement is hereby further amended by adding immediately prior to the "." at the end of the last sentence thereof the phrase "(it being understood that nothing in this sentence shall prohibit the transactions permitted under subsection 7.7(xiii))."

         D. Subsection 7.10 of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following new proviso:

                  ";provided, however, that no such consent of Agents or Requisite Lenders shall be required under this subsection in connection with the Ottawa Tax Transaction Lease Amendment."

         E. Subsection 7.14A of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following new proviso:

                  "; and provided further, however, that nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries from consummating the Ottawa Tax Transaction."

         SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

         2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

         2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         SECTION 3. ACKNOWLEDGEMENT AND CONSENT

         Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are binding on each of the Borrowers.

         SECTION 4. MISCELLANEOUS

         4.1      Covenant Re Amendment Fee.

         Borrowers shall pay, no later than December 20, 2002, to Administrative Agent for distribution to each Lender that has executed and delivered a counterpart to this Amendment prior to 12:00 Noon (New York City time) on December 19, 2002, the amendment fee described in clause (iv) of Section 4.6 of this Amendment, regardless of whether the Fifth Amendment Effective Date has occurred.

         4.2 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         A. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         4.3 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         4.4 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         4.5 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.6 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Fifth Amendment Effective Date"); provided, however, that the obligations contained in
Section 4.1 of this Amendment shall be effective upon execution of this Amendment by Borrowers: (i) Borrower, each Subsidiary Guarantor, Lenders constituting Requisite Lenders and Tranche B Lenders (in their capacity as "Opt-Out Lenders" under the Prepetition Credit Agreement) having or holding more than 50% of the aggregate "Opt-Out Facility Exposure" of all such Tranche B Lenders with respect to the Senators Hockey Club, shall have each executed a counterpart hereof; (ii) Company and Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; (iii) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 5:00 p.m. (New York City time) on December 18, 2002; (iv) Company shall have paid to Administrative Agent, for distribution to each Lender that has executed and delivered a counterpart to this Amendment prior to 12:00 Noon (New York City time) on December 19, 2002, an amendment fee equal to 0.30% of the sum of such Lender's Tranche A Loan Exposure and Tranche B Loan Exposure, in each case calculated as of such date; and (v) Company shall have provided written evidence reasonably satisfactory to Agents of the receipt of all necessary consents of all other secured creditors of the Senators Hockey Club.

                [Remainder oft/its page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                                          COVANTA ENERGY CORPORATION


                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz
                                              Authorized Officer



                                          Each of the entities named on Schedule
                                          A annexed hereto, as Borrowers


                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz
                                              Authorized Officer


                                          Each of the entities named on Schedule
                                          B annexed hereto, as Borrowers


                                          By: /s/ Scott Mackin
                                              ----------------------------------
                                              Scott Mackin
                                              Authorized Officer

SUBSIDIARY GUARANTORS:

                                          Each of the entities named on Schedule
                                          C annexed hereto, as Subsidiary
                                          Guarantors


                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz
                                              Authorized Officer


                                          Each of the entities named on Schedule
                                          D annexed hereto, as Subsidiary
                                          Guarantors


                                          By: /s/ Scott Mackin
                                              ----------------------------------
                                              Scott Mackin
                                              Authorized Officer

AGENTS AND LENDERS:
                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent and
                                          Co-Arranger and as a Lender


                                          By: /s/ Michael R. Heredia
                                              ----------------------------------
                                              Michael R. Heredia
                                              Managing Director

                                          DEUTSCHE BANK AG, NEW YORK BRANCH,
                                          as Documentation Agent and Co-Arranger
                                          and as a Lender


                                          By: /s/ Keith C. Braun
                                              ----------------------------------
                                              Keith C. Braun
                                              Director

                                          By: /s/ Mark B. Cohen
                                              ----------------------------------
                                              Mark B. Cohen, Managing Director
                                              Head of Workout

                                          BAYERISCHE HYPO-UND VEREINSBANK AG,
                                          as a Lender


                                          By: /s/ Salvatore Esposito
                                              ----------------------------------
                                              Name:  Salvatore Esposito
                                              Title: Director


                                          By: /s/ John W. Sweeney
                                              ----------------------------------
                                              Name:  John W. Sweeney
                                              Title: Director

                                          COMMERZBANK AG, NEW YORK AND GRAND
                                          CAYMAN BRANCHES,
                                          as a Lender


                                          By: /s/ Robert Donohue
                                              ----------------------------------
                                              Name:  Robert Donohue
                                              Title: Senior Vice President


                                          By: /s/ Peter Doyle
                                              ----------------------------------
                                              Name:  Peter Doyle
                                              Title: Vice President

                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                          as a Lender


                                          By: /s/ James B. Hallock
                                              ----------------------------------
                                              Name:  James B. Hallock
                                              Title: Vice President

                                          MIZUHO CORPORATE BANK, LTD., NEW YORK
                                          BRANCH
                                          as a Lender


                                          By: /s/ Katswya Noto
                                              ----------------------------------
                                              Name:  Katswya Noto
                                              Title: Vice President

                                          FLEET NATIONAL BANK,
                                          as a Lender


                                          By: /s/ Michael F. O'Neill
                                              ----------------------------------
                                              Name:  Michael F. O'Neill
                                              Title: Senior Workout Officer

                                          HSBC BANK USA,
                                          as a Lender


                                          By: /s/ Carol A. Kraus
                                              ----------------------------------
                                              Name:  Carol A. Kraus
                                              Title: HSBC Bank USA
                                                     Vice President

                                          JPMORGAN CHASE BANK
                                          (formerly known as The Chase Manhattan
                                          Bank),
                                          as a Lender


                                          By: /s/ Michael Lancia
                                              ----------------------------------
                                              Name:  Michael Lancia
                                              Title: Vice President

                                          MERRILL LYNCH, PIERCE & SMITH,
                                          INCORPORATED,
                                          as a Lender


                                          By: /s/ Kevin Lyndon
                                              ----------------------------------
                                              Name:  Kevin Lyndon
                                              Title: Managing Director

                                          BANC OF AMERICA SECURITIES LLC,
                                          as Agent for BANK OF AMERICA, N.A.,
                                          as a Lender


                                          By: illegible
                                              ----------------------------------
                                              Name:
                                              Title:

                                          SPECIAL SITUATIONS INVESTING GROUP,
                                          as a Lender


                                          By: /s/ Stephen H. Golden
                                              ----------------------------------
                                              Name:  Stephen H. Golden
                                              Title: President

                                          SUNTRUST BANK,
                                          as a Lender


                                          By: /s/ George A. Ways
                                              ----------------------------------
                                              Name:  George A. Ways
                                              Title: Managing Director

                                          THE BANK OF NEW YORK, as a Lender


                                          By: /s/ Peter W. Helt
                                              ----------------------------------
                                              Name:  Peter W. Helt
                                              Title: Vice President

                                          THE BANK OF NOVA SCOTIA,
                                          as a Lender


                                          By: /s/ Joseph J. Farricielli, Jr.
                                              ----------------------------------
                                              Name:  Joseph J. Farricielli, Jr.
                                              Title: Director

                                          THE TORONTO-DOMINION BANK,
                                          as a Lender


                                          By: /s/ Mark A. Baird
                                              ----------------------------------
                                              Name:  Mark A. Baird
                                              Title: MGR. CR ADMIN.

                                          UBS AG, STAMFORD BRANCH
                                          as a Lender


                                          By: /s/ Kelly Smith
                                              ----------------------------------
                                              Name:  Kelly Smith
                                              Title: Director
                                                     Recovery Management


                                          By: /s/ William A. Roche
                                              ----------------------------------
                                              Name:  William A. Roche
                                              Title: Executive Director
                                                     Recovery Management

                                          WESTLB AG (formerly known as
                                          Westdeutsche Landesbank Girozentrale),
                                          NEW YORK BRANCH,
                                          as a Lender


                                          By: /s/ Alan S. Bookspan
                                              ----------------------------------
                                              Name:  Alan S. Bookspan
                                              Title: Director


                                          By: /s/ Duncan M. Robertson
                                              ----------------------------------
                                              Name:  Duncan M. Robertson
                                              Title: Director

                                   Schedule A
                                 Other Borrowers

1.    AMOR 14 Corp.
2.    Covanta Acquisition, Inc.
3.    Covanta Alexandria/Arlington, Inc.
4.    Covanta Babylon, Inc.
5.    Covanta Bessemer, Inc.
6.    Covanta Bristol, Inc.
7.    Covanta Cunningham Environmental Support, Inc.
8.    Covanta Energy Americas, Inc.
9.    Covanta Energy Construction, Inc.
10.   Covanta Energy Resource Corp.
11.   Covanta Energy Sao Jeronimo, Inc.
12.   Covanta Energy Services, Inc.
13.   Covanta Energy West, Inc.
14.   Covanta Engineering Services, Inc.
15.   Covanta Fairfax, Inc.
16.   Covanta Financial Services, Inc.
17.   Covanta Geothermal Operations Holdings, Inc.
18.   Covanta Geothermal Operations, Inc.
19.   Covanta Heber Field Energy, Inc.
20.   Covanta Hennepin Energy Resource Co., L.P.
21.   Covanta Hillsborough, Inc.
22.   Covanta Honolulu Resource Recovery Venture
23.   Covanta Huntington Limited Partnership
24.   Covanta Huntington Resource Recovery One Corp.
25.   Covanta Huntington Resource Recovery Seven Corp.
26.   Covanta Huntington, Inc.
27.   Covanta Huntsville, Inc.
28.   Covanta Hydro Energy, Inc.
29.   Covanta Hydro Operations West, Inc.
30.   Covanta Hydro Operations, Inc.
31.   Covanta Imperial Power Services, Inc.
32.   Covanta Indianapolis, Inc.
33.   Covanta Kent, Inc.
34.   Covanta Key Largo, Inc.
35.   Covanta Lake, Inc.
36.   Covanta Lancaster, Inc.
37.   Covanta Lee, Inc.
38.   Covanta Long Island, Inc.
39.   Covanta Marion Land Corp.
40.   Covanta Marion, Inc.
41.   Covanta Mid-Conn., Inc.
42.   Covanta Montgomery, Inc.
43.   Covanta New Martinsville Hydro-Operations Corp.
44.   Covanta Northwest Puerto Rico, Inc.
45.   Covanta Oahu Waste Energy Recovery, Inc.
46.   Covanta Oil & Gas, Inc.
47.   Covanta Onondaga Five Corp.
48.   Covanta Onondaga Four Corp.
49.   Covanta Onondaga Limited Partnership
50.   Covanta Onondaga Operations, Inc.
51.   Covanta Onondaga Three Corp.
52.   Covanta Onondaga Two Corp.
53.   Covanta Onondaga, Inc.
54.   Ogden Services Corporation
55.   Covanta Operations of Union LLC
56.   Covanta OPW Associates, Inc.
57.   Covanta OPWH, Inc.
58.   Covanta Pasco, Inc.
59.   Covanta Plant Services of New Jersey, Inc.
60.   Covanta Power Development of Bolivia, Inc.
61.   Covanta Power Development, Inc.
62.   Covanta Power Equity Corp.
63.   Covanta Projects of Hawaii, Inc.
64.   Covanta Projects of Wallingford, LP
65.   Covanta RRS Holdings, Inc.
66.   Covanta Secure Services USA, Inc.
67.   Covanta Secure Services, Inc.
68.   Covanta SIGC Energy II, Inc.
69.   Covanta SIGC Energy, Inc.
70.   Covanta SIGC Geothermal Operations, Inc.
71.   Covanta Stanislaus, Inc.
72.   Covanta Systems, Inc.
73.   Covanta Tampa Bay, Inc.
74.   Covanta Tulsa, Inc.
75.   Covanta Union, Inc.
76.   Covanta Wallingford Associates, Inc.
77.   Covanta Warren Energy Resources Co., LP
78.   Covanta Waste Solutions, Inc.
79.   Covanta Waste to Energy of Italy, Inc.
80.   Covanta Waste to Energy, Inc.
81.   Covanta Water Holdings, Inc.
82.   Covanta Water Systems, Inc.
83.   Covanta Water Treatment Services, Inc.
84.   DSS Environmental, Inc.
85.   ERC Energy II, Inc.
86.   ERC Energy, Inc.
87.   Heber Field Company
88.   Heber Field Energy II, Inc.
89.   Heber Geothermal Company
90.   Heber Loan Partners
91.   J.R. Jacks Construction Corp.
92.   Ogden Constructors, Inc.
93.   Ogden Environmental & Energy Services Co., Inc.
94.   OPI Quezon, Inc.
95.   Second Imperial Geothermal Co., L.P.
96.   Three Mountain Operations, Inc.
97.   Three Mountain Power LLC

                                   Schedule B
                                 Other Borrowers

1.    Ogden Facility Management Corporation of Anaheim
2.    LaGuardia Fuel Facilities Corp.
3.    Lenzar Electro-Optics, Inc.
4.    Newark Automotive Fuel Facilities Corporation, Inc.
5.    Ogden Allied Abatement & Decontamination Service, Inc.
6.    Ogden Allied Maintenance Corp.
7.    Ogden Allied Payroll Services, Inc.
8.    Ogden Attractions, Inc.
9.    Ogden Aviation Distributing Corp.
10.   Ogden Aviation Fueling Company of Virginia, Inc.
11.   Ogden Aviation Service Company of Colorado, Inc.
12.   Ogden Aviation Service Company of New Jersey, Inc.
13.   Ogden Aviation Service Company of New York, Inc.
14.   Ogden Aviation Service Company of Pennsylvania, Inc.
15.   Ogden Aviation Service International Corporation
16.   Ogden Aviation, Inc.
17.   Ogden Cargo Spain, Inc.
18.   Ogden Central and South America, Inc.
19.   Ogden Facility Holdings, Inc.
20.   Ogden Film and Theatre, Inc.
21.   Ogden Firehole Entertainment Corp.
22.   Ogden International Europe, Inc.
23.   Ogden New York Services, Inc.
24.   Ogden Support Services, Inc.
25.   PA Aviation Fuel Holdings, Inc.
26.   Philadelphia Fuel Facilities Corporation

                                   Schedule C
                              Subsidiary Guarantors

1.    Covanta Energy Group, Inc.
2.    Covanta Energy International, Inc.
3.    Covanta Equity of Stanislaus, Inc.
4.    Covanta Haverhill Properties, Inc.
5.    Covanta Haverhill, Inc.
6.    Covanta Omega Lease, Inc.
7.    Covanta Power International Holdings, Inc.
8.    Covanta Projects, Inc.
9.    Haverhill Power, Inc.
10.   LMI, Inc.
11.   Michigan Waste Energy, Inc.
12.   OFS Equity of Alexandria/Arlington, Inc.
13.   OFS Equity of Babylon, Inc.
14.   OFS Equity of Delaware, Inc.
15.   OFS Equity of Huntington, Inc.
16.   OFS Equity of Indianapolis, Inc.
17.   OFS Equity of Stanislaus, Inc.
18.   Ogden Management Services, Inc.
19.   Covanta Equity of Alexandria/Arlington, Inc.

                                   Schedule D
                              Subsidiary Guarantora

1.    Ogden Technology Services Corporation
2.    Ogden Transition Corporation